SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (date of earliest event reported)

                      October 17, 2000
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                           CDI Corp.
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    (Exact name of registrant as specified in its charter)


  Pennsylvania           1-5519                 23-2394430
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 (State or other        (Commission          (I.R.S. Employer
 jurisdiction of        File Number)         Identification No.)
 incorporation)



  1717 Arch Street, 35th Floor, Philadelphia, PA  19103-2768
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Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code

                    (215) 569-2200
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                         N/A
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(Former name or former address, if changed since last report.)

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                             Exhibit Index on Page 3

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Item 5.   Other Events
          ------------

     CDI Corp. announced on October 17, 2000 that its Board of Directors had accepted the voluntary resignation of Mitch Wienick as President and Chief Executive Officer and as a member of the Board, and that Allen M. Levantin, a member of the Board of Directors, had been appointed to serve as acting President and Chief Executive Officer while the Board conducts a search for a successor. The October 17, 2000 news release of this announcement is attached as
Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (c)  Exhibits

     The following exhibit is filed as part of this Form 8-K:

     99.  October 17, 2000 News Release Concerning
          Resignation of CEO

Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CDI Corp.


 Date:  October 20, 2000    /s/ Joseph R. Seiders
                            ---------------------------------
                            Joseph R. Seiders
                            Senior Vice President and Secretary

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                                Index to Exhibits

Number                    Exhibit                     Page
-----                     -------                     ----

99.             October 17, 2000 News Release           4
                Concerning Resignation of CEO






































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